Exhibit 99.1

AlphaVest Acquisition Corp Announces Entering into a Merger Agreement with AMC Corporation

New York, NY, Aug. 19, 2024 — AlphaVest Acquisition Corp (NASDAQ: ATMV) (“ATMV”), a special purpose acquisition company, announced the execution of a Business Combination Agreement (the “Merger Agreement”) with AMC Corporation (“AMC”), a leading provider of native computer vision AI platform, on August 16, 2024.

The transaction will be structured as a business combination with ATMV’s wholly owned subsidiary, AV Merger Sub, and is anticipated to result in AMC stockholders receiving shares of ATMVcapital stock valued at $175 million (the “Business Combination”). The transaction has been approved by the boards of directors of both ATMV and AMC and is expected to be consummated in the fourth quarter of 2024, subject to regulatory and stockholder approval by the stockholders of ATMV and the stockholders of AMC and the satisfaction of certain other customary closing conditions.

AMC creates and distributes innovative, and smart security and consumer electronics solutions. It makes high quality internet connected smart home products and augmented reality wearable products that are accessible, affordable, and easy-to-use.

Upon the closing of the Business Combination, the combined company is expected to operate under the name AMC Corporation and remain a NASDAQ-listed public company trading under a new ticker symbol. AMC’s executive management team will continue to lead the combined company. There can be no assurance that the combined company will remain listed on NASDAQ.

Michael Adair, CEO of AMC, commented, “We are thrilled to announce the proposed business combination with ATMV. This will help position the company to capitalize on the growing business security market, leveraging our proven and differentiated Vision AI solutions at scale.”

David Yan, Chief Executive Officer of ATMV, commented, “We’re very excited to announce the proposed merger with AMC. Our extensive search and thorough evaluation of numerous potential business combination partners led us to AMC, which our board and management team believes offers the most compelling opportunity to deliver stockholder value. This business combination, if consummated, will grant ATMV investors an equity stake in a pioneering Vision AI company which has successfully established itself in the home security market and is now expanding various small to medium business use cases. We fully endorse AMC’s vision and are committed to supporting its goal to enable Vision AI across all relevant environments and situations.”

The description of the Business Combination contained herein is only a summary and is qualified in its entirety by reference to the Merger Agreement relating to the transaction. For additional information, see ATMV’s Current Report on Form 8-K, which will be filed promptly and can be obtained at the website of the U.S. Securities and Exchange Commission (“SEC”) at www.sec.gov.

As previously disclosed in a Form 8-K filed with the SEC, ATMV terminated its previously announced business combination agreement, dated as of August 11, 2023, with AV Merger Sub and Wanshun Technology Industrial Group Limited, effective as of March 13, 2024.

Advisors

Winston & Strawn LLP is serving as legal advisor to ATMV. Graubard Miller is serving as legal advisor to AMC. Revere Securities is serving as financial advisor to AMC. Small Seashell Limited is serving as financial advisor to ATMV.

About AMC Corporation

AMC creates and distributes innovative, and smart security and consumer electronics solutions. AMC builds strong relationships with its customers and partners to make high quality internet connected smart home products and augmented reality wearable products that are accessible, affordable, and easy-to-use. AMC’s mission is to make high-quality computer vision AI accessible for consumers and businesses through a highly scalable, hardware-agnostic native AI platform.

About AlphaVest Acquisition Corp

AlphaVest Acquisition Corp is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While the Company will not be limited to a particular industry or geographic region in its identification and acquisition of a target company, the Company intends to focus its search on businesses throughout Asia.

Cautionary Note Regarding Forward Looking Statements

This press release may contain statements that constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning ATMV’s and AMC’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities, and the effects of regulation, including whether the Business Combination will generate returns for stockholders. These forward-looking statements are based on ATMV’s or AMC’s management’s current expectations, projections, and beliefs, as well as a number of assumptions concerning future events. When used in this communication, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose,” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside of ATMV’s or AMC’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions, and other important factors include, but are not limited to: (a) the occurrence of any event, change, or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (b) the outcome of any legal proceedings that may be instituted against ATMV, AMC, or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (c) the inability to complete the Business Combination due to the failure to obtain the approval of the stockholders of ATMV, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (d) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (e) the ability to meeting the applicable stock exchange listing standards following the consummation of the Business Combination; (f) the risk that the Business Combination disrupts current plans and operations of AMC or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (g) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of AMC to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (h) costs related to the Business Combination; (i) changes in applicable laws or regulations, including legal or regulatory developments (including, without limitation, accounting considerations) which could result in the need for ATMV to restate its historical financial statements and cause unforeseen delays in the timing of the Business Combination and negatively impact the trading price of ATMV’s securities and the attractiveness of the Business Combination to investors; (j) the possibility that ATMV and AMC may be adversely affected by other economic, business, and/or competitive factors; (k) AMC’s ability to execute its business plans and strategies; (l) AMC’s estimates of expenses and profitability; (m) the risk that the transaction may not be completed by ATMV’s business combination deadline and the potential failure to obtain extensions of the business deadline if sought by ATMV; (n) other risks and uncertainties indicated from time to time in the final prospectus of ATMV relating to its initial public offering filed with the SEC, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by ATMV. Copies are available on the SEC’s website, www.sec.gov. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

ATMV and AMC assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither ATMV nor AMC gives any assurance that either ATMV or AMC will achieve its expectations.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed Business Combination between ATMV and AMC, ATMV will file a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”) that will include a preliminary proxy statement and a registration statement/preliminary prospectus of ATMV, and after the Registration Statement is declared effective, ATMV will mail a definitive proxy statement/prospectus relating to the Business Combination to its stockholders. The Registration Statement, including the proxy statement/prospectus contained therein, when declared effective by the SEC, will contain important information about the Business Combination and the other matters to be voted upon at a meeting of ATMV’s stockholders to be held to approve the Business Combination and related matters. This communication does not contain all of the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect to such matters. ATMV and AMC may also file other documents with the SEC regarding the Business Combination. ATMV stockholders and other interested persons are advised to read the preliminary proxy statement/prospectus when available and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about ATMV, AMC, and the Business Combination.

When available, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to ATMV stockholders as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed or that will be filed with the SEC through ATMV through the website maintained by the SEC at www.sec.gov, or by directing a request to the contacts mentioned below.

Participants in the Solicitation

ATMV, AMC, and their respective directors and officers may be deemed participants in the solicitation of proxies of ATMV stockholders in connection with the Business Combination. ATMV stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of ATMV and a description of their interests in ATMV is contained in ATMV’s final prospectus related to its initial public offering, dated December 19, 2022, and in ATMV’s subsequent filings with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to ATMV stockholders in connection with the Business Combination and other matters to be voted upon at the ATMV stockholder meeting will be set forth in the Registration Statement. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination will be included in the Registration Statement that ATMV and AMC intend to file with the SEC. You will be able to obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange any securities, or a solicitation of any vote or approval, nor shall there be any sale or exchange of securities in any jurisdiction in which such offer, solicitation, sale, or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

For investor and media inquiries, please contact:

David Yan

Email: david.yan@alphavestacquisition.com

203-998-5540